SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

    Filed by the Registrant  /_/
    Filed by a Party other than the Registrant  /x/
    Check the appropriate box:
    /_/ Preliminary Proxy Statement
    /_/ Definitive Proxy Statement
    /_/ Definitive Additional Materials
    /x/  Soliciting         Material        Pursuant        to
         Section 240.14a-11(c)
         or Section 240.14a-12
    /_/ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))


                        Wallace Computer Services, Inc.
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                (Name of Registrant as Specified In Its Charter)

                           Moore Corporation Limited

                                   FRDK, Inc.
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    /_/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
         or 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
    /_/ $500 per each party to the controversy pursuant to
         Exchange Act Rule 14a-6(i)(3).
    /_/ Fee computed on table below per Exchange Act Rules
         14a-6(i)(4) and 0-11.

    (1)  Title of each class of securities to which transaction applies:
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    (2)  Aggregate number of securities to which transaction
         applies:
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    (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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    (4)  Proposed maximum aggregate value of transaction:
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    (5)  Total fee paid:
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/x/ Fee paid previously with preliminary materials.
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/_/ Check box if any part of the fee is offset as provided by Exchange  Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

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  (2) Form, Schedule or Registration Statement No.:

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  (3) Filing Party:

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  (4) Date Filed:

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